INVESTOR PRESENTATION

3Q 2025

NASDAQ: ALRS

ALERUS

DISCLAIMERS

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management's long-term performance goals and the future plans and prospects of Alerus Financial Corporation.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and future monetary policies of the Federal Reserve in response thereto); interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the threat or implementation of new, or changes to, existing policies, regulations, regulatory and other governmental agencies; and executive orders, including tariffs, immigration, diversity, equity, and inclusion (DEI) and environmental, social, and governance (ESG) initiatives, consumer protection, foreign policy, and tax regulations; disruptions to the global supply chain, including as a result of domestic or foreign policies; our ability to successfully manage credit risk, including in the commercial real estate ("CRE") portfolio, and maintain an adequate level of allowance for credit losses; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including the level and impact of inflation rates and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; our ability to raise additional capital to implement our business plan; the overall health of the local and national real estate market; credit risks and risks from concentrations (by type of borrower, geographic area, collateral, and industry) within our loan portfolio; the concentration of large loans to certain borrowers (including CRE loans); the level of nonperforming assets on our balance sheet; our ability to implement organic and acquisition growth strategies, including the integration of HMN Financial, Inc. ("HMNF"); the commencement, cost, and outcome of litigation and other legal proceedings and regulatory actions against us or to which the Company may become subject, including with respect to pending actions relating to the Company's previous ESOP fiduciary services commenced by government and private parties; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors' information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid and expensive technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; increased competition in the financial services industry, including from non-banks such as credit unions, Fintech companies and digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation ("FDIC") insurance limits; the effectiveness of our risk management framework; potential impairment to the goodwill the Company recorded in connection with our past acquisitions, including the acquisitions of Metro Phoenix Bank and HMNF; the extensive regulatory framework that applies to us; the ability of Alerus Financial, National Association (the "Bank") to pay dividends to us and our ability to pay dividends to our stockholders; changes in local, state, and federal laws, regulations and government policies concerning the Company's general business, including interpretation and prioritization of such laws, regulations and policies; new or revised accounting standards, as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC") or the Public Company Accounting Oversight Board; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather and natural disasters, and widespread disease or pandemics; acts of war or terrorism, including ongoing conflicts in the Middle East, the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; talent and labor shortages and employee turnover; the effects of the current U.S. government shutdown and its impact on our customers; our success at managing and responding to the risks involved in the foregoing items; and any other risks described in the "Risk Factors" sections of the reports filed by Alerus Financial Corporation with the SEC.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent.

Miscellaneous

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information.

COMPANY PROFILE

Alerus is a leading commercial wealth bank and a national retirement plan provider

DIVERSIFIED REVENUE

Last Twelve Months Ended September 30, 2025

Net Interest Income:
$165.6 million
57.4% of revenue

Noninterest Income:
$122.7 million
42.6% of revenue



Retirement & Benefits Revenue 22.6%
Wealth Advisory Revenue 9.7%
Banking Fees & Other Revenue 10.3% (1)
Net Interest Income 57.4%

RETIREMENT AND BENEFIT SERVICES

Retirement Services
- Plan administration
- Trust and custodial offerings
- Record keeping

Benefit Services
- Health savings accounts
- Flexible spending accounts
- COBRA

AUA / AUM:
$ in billions



$34.2
$36.7
$32.1
$36.7
$40.7
$44.0
2020
2021
2022
2023
2024
3Q 2025

BANKING

Business Services
- Commercial and small business offerings
- Treasury Management services
- SBA & CRE Lending

Consumer Services
- Private banking
- Savings, money markets, CDs
- Mortgage services

Assets:
$ in billions



$3.0
$3.4
$3.8
$3.9
$5.3
$5.3
2020
2021
2022
2023
2024
3Q 2025

WEALTH ADVISORY

- **Financial Planning:** Retirement | Tax | Estate Planning
- **Investment Management:** Managed investments | Brokerage
- **Trust and Fiduciary:** Estate Administration | Corporate Trusteeship

AUA / AUM:
$ in billions



$3.3
$4.0
$3.6
$4.0
$4.6
$4.8
2020
2021
2022
2023
2024
3Q 2025

1. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

FRANCHISE FOOTPRINT

28 FULL-SERVICE BANKING OFFICES

- **Grand Forks, ND:** 4 offices ★
- **Fargo, ND:** 2 offices ★
- **Twin Cities, MN:** 7 offices ★
- **Rochester, MN:** 4 offices ★
- **Southern MN, WI and IA:** 9 offices ★
- **La Crosse, WI:** 1 loan production office ★
- **Phoenix, AZ:** 2 offices ★

RETIREMENT AND BENEFIT SERVICES

- Offices in **Minnesota**, **North Dakota**, and **Colorado** ▲
- Retirement plan service clients in all **50 states**



Market Distribution and Client Base

- **58,200** Consumer clients[(1)]
- **17,300** Commercial clients[(1)]
- **12,300** Wealth clients
- **8,600** Employer-sponsored retirement plans
- **484,200** Employer-sponsored retirement and benefit plan participant accounts and health savings accounts
- **33,700** Flexible spending account and health reimbursement arrangement participants

BANKING

LOANS: $4,102


0.7%
13.9%
21.0%
64.4%

DEPOSITS: $4,413


21.3%
32.1%
6.9%
3.0%
36.7%

WEALTH ADVISORY

AUA / AUM: $4,812


4.4%
16.9%
8.1%
70.6%

RETIREMENT AND BENEFITS

AUA / AUM: $44,005


9.4%
13.4%
77.2%

LEGEND: North Dakota | Minnesota | Arizona | Wisconsin & Iowa | National | Synergistic | *($ in millions)*

1. Includes applicable clients from our Banking, Wealth Advisory, and Retirement and Benefits groups

Data as of 09/30/2025 | Client base data is approximate and rounded to the nearest hundred

STRATEGIC GROWTH

To supplement our organic growth, we have executed 26 acquisitions throughout the history of our company including: 16 in Banking and 10 in Retirement and Benefits.



1879
Began as the Bank of Grand Forks
2000
Rebranded to Alerus
2007
Expanded to Minnesota Market
2009
Expanded to Arizona Market
2019
Completed Initial Public Offering (IPO)
2022
Acquired Metro Phoenix Bank
2024
Acquired HMN Financial, Inc.

ROE[1] (2019 - 2024)



9.4%
11.0%
11.2%
KBW Regional Bank Index (Median)
KBW Regional Bank Index (Top Quartile)
Alerus Financial (2)

ROA[1] (2019 - 2024)



1.11%
1.27%
1.16%
KBW Regional Bank Index (Median)
KBW Regional Bank Index (Top Quartile)
Alerus Financial (2)

1. Source S&P Capital IQ.
2. Excludes net losses on investment securities (after-tax) of $19.5 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."

STRATEGIC INITIATIVES

One Alerus = Working Better Together to Grow


Client Oriented
Diversified Services
Synergistic Growth
Tailored Advice
Technology Investment
Reinvention of Processes
One Alerus

Our **Purpose Powers** our **Culture**

Passion for Excellence

Act with accountability and sense of urgency to best serve clients and achieve exceptional results

Success is Never Final

Embrace opportunities to adapt and grow with our industry and our clients

Do the Right Thing

Lead with integrity and provide valued advice and guidance

One Alerus

Work together to provide purpose-driven products and services for our clients

ORGANIC GROWTH

- Collaborative leadership team focused on ***new client*** acquisition, retention, and ***deepening relationships*** with existing clients
- ***Diversified business model*** focused on bringing value to clients through advice and specialty solutions to help clients grow
- Leveraging ***growth synergies*** unavailable to traditional banking organizations

EMPLOYER OF CHOICE

- Recruiting and retaining ***top talent across the organization*** with deep expertise and industry experience
- ***Accelerating growth*** in existing or new mid-market C&I banking markets and specialty niches ***with talent and team lift-outs***

STRATEGIC ACQUISITIONS

- Proven history as ***acquiror of choice*** focused on complementary business models, cultural similarities, and growth opportunities
- Acquisition targets include nationwide ***retirement and benefit*** service providers, ***wealth management*** firms, and ***banks***

PRODUCTIVITY AND EFFICIENCY

- Providing ***secure and reliable*** technology that meets evolving client expectations
- Integrating our full product and service offerings through our ***fast-follower*** technology strategy

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



KATIE LORENSON
Director, President and
Chief Executive Officer
8 years with Alerus



AL VILLALON
Executive Vice President and
Chief Financial Officer
3 years with Alerus



KARIN TAYLOR
Executive Vice President and
Chief Operating Officer
7 years with Alerus



JIM COLLINS
Executive Vice President and
Chief Banking and Revenue Officer
3 years with Alerus



FORREST WILSON
Executive Vice President and
Chief Retirement Services Officer
1 year with Alerus



MISSY KENEY
Executive Vice President and
Chief Engagement Officer
20 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



JANET ESTEP
Since 2021
Former President and CEO, Nacha;
Former EVP, US Bank Transaction Division;
Former VP, Pace Analytical Services



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors;
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.



JOHN URIBE
Since 2023
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



NIKKI SORUM
Since 2023
Former Head of Sales and Distribution, Thrivent;
Former SVP, Private Client Group, RBC Wealth Management
Former Partner, McKinsey & Company



JEFFREY BOLTON
Since 2024
Former Chief Administrative Officer and Chief Financial Officer, Mayo Clinic


ALERUS

THIRD QUARTER HIGHLIGHTS

Office in Minnetonka, Minnesota

3Q 2025 HIGHLIGHTS

Success is Never Final

EARNINGS	**Adjusted EPS[1]: $0.66** $0.65 Reported	**NII: $43.1 million** 3.50% NIM	**Fee Income: $29.4 million** 40.6% of revenue	**Adjusted ROAA[1]: 1.28%** 1.27% Reported
BALANCE SHEET	**Loans: $4.1 billion** +1.4% vs. 2Q25	**Deposits: $4.4 billion** +1.7% vs. 2Q25	**Synergistic Deposits[2]:** 21.3% of total deposits	**L/D Ratio: 93.0%** -0.2% vs. 2Q25
ASSET & CAPITAL STRENGTH	**CET1: 10.8%** Well above bank regulatory requirements	**ACL to Total Loans: 1.51%** No provision expense in 3Q25	**NCO Ratio: -0.17%** -0.24% vs. 2Q25 adjusted NCO ratio[1]	
VALUE CREATION	**TBV Per Share[1]: $16.90** +$0.79 vs. 2Q25	**Optimized Our Fargo Market Footprint** by consolidating two former offices into a single new location.	**Dividend Per Share $0.21** $5.3 million to stockholders	

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

3Q 2025 RESULTS

Income Statement

	Three months ended			Nine months ended	
	September 30, 2025 (Unaudited)	June 30, 2025 (Unaudited)	September 30, 2024 (Unaudited)	September 30, 2025 (Unaudited)	September 30, 2024 (Unaudited)
(dollars and shares in thousands, except per share data)					
Net Interest Income	$ 43,136	$ 43,032	$ 22,542	$ 127,325	$ 68,761
Provision for Credit Losses	—	—	1,661	863	6,150
Net Interest Income After Provision for Credit Losses	43,136	43,032	20,881	126,462	62,611
Noninterest Income	29,430	31,763	28,363	88,824	81,057
Noninterest Expense	50,541	48,438	42,447	149,344	120,218
Income Before Income Taxes	22,025	26,357	6,797	65,942	23,450
Income Tax Expense	5,101	6,104	1,590	15,451	5,604
Net Income	$ 16,924	$ 20,253	$ 5,207	$ 50,491	$ 17,846
Adjusted Net Income [1]	*17,000*	*18,640*	*6,168*	*49,991*	*19,739*
Pre-Provision Net Revenue [1]	$ 22,025	$ 26,357	$ 8,458	$ 66,805	$ 29,600
Adjusted Pre-Provision Net Revenue [1]	*22,121*	*24,314*	*9,674*	*66,172*	*31,996*
Per Common Share Data					
Earnings Per Common Share - Diluted	$ 0.65	$ 0.78	$ 0.26	$ 1.95	$ 0.89
Adjusted Earnings Per Common Share - Diluted [1]	*0.66*	*0.72*	*0.31*	*1.93*	*0.98*
Diluted Average Common Shares Outstanding	25,713	25,714	20,075	25,693	20,037
Performance Ratios					
Return on Average Total Assets	1.27 %	1.53 %	0.48 %	1.28 %	0.56 %
Adjusted Return on Average Total Assets [1]	*1.28 %*	*1.41 %*	*0.57 %*	*1.27 %*	*0.62 %*
Return on Average Tangible Common Equity [1]	18.48 %	22.65 %	7.83 %	19.25 %	8.98 %
Adjusted Return on Average Tangible Common Equity [1]	*18.55 %*	*21.02 %*	*9.04 %*	*19.08 %*	*9.79 %*
Noninterest Income as a % of Revenue	40.56 %	42.47 %	55.72 %	41.09 %	54.10 %
Net Interest Margin (Tax-Equivalent)	3.50 %	3.51 %	2.23 %	3.47 %	2.31 %
Efficiency Ratio [1]	65.34 %	60.66 %	80.29 %	64.81 %	77.17 %
Adjusted Efficiency Ratio [1]	*65.22 %*	*62.35 %*	*77.71 %*	*64.78 %*	*75.50 %*

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

PERFORMANCE RATIOS


Adjusted Return on Average Assets(1)/(2)
0.57%
1.41%
1.28%
3Q 2024
2Q 2025
3Q 2025


Adjusted Return on Average Tangible Common Equity(1)/(2)
9.04%
21.02%
18.55%
3Q 2024
2Q 2025
3Q 2025


Tangible Book Value per Share(2)
$16.50
$16.11
$16.90
3Q 2024
2Q 2025
3Q 2025

1. Rates have been annualized.
2. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY REVENUE ITEMS


Net Interest Income
$ in thousands
$22,542
$43,032
$43,136
3Q 2024
2Q 2025
3Q 2025

Net Interest Income: +0.2% Linked quarter
+91.4% Year-over-year


Noninterest Income
$ in thousands | % of noninterest income
Retirement & Benefit Services
Wealth Advisory
Banking Fees and Other (1)
One-time Items(2)
$28,363
$31,763
$29,430
$476
1.7%
$2,031
6.4%
($35)
-0.1%
$5,059
17.8%
$6,345
20.0%
$6,409
21.8%
$6,684
23.6%
$7,363
23.2%
$6,560
22.3%
$16,144
56.9%
$16,024
50.4%
$16,496
56.0%
3Q 2024
2Q 2025
3Q 2025

Noninterest Income: -7.3% Linked quarter
+3.8% Year-over-year

1. Banking fees and other consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. One-time items include the net gain on sale of premises and equipment of $476 thousand in 3Q 2024, the net loss on disposal of premises and equipment of ($84) thousand and $2.1 million gain on sale of non-mortgage loans in 2Q 2025, and ($35) thousand loss on sale of non-mortgage loans in 3Q 2025.

NET INTEREST INCOME

YIELDS AND RATES

Earning Assets



2.55%
5.73%
5.12%
2.69%
6.31%
5.71%
2.64%
6.31%
5.70%
3Q 2024
2Q 2025
3Q 2025
Investment Securities Yield
Loan Yield
Total Earning Asset Yield

Cost of Funds



2.72%
3.36%
3.07%
2.12%
2.61%
2.33%
2.20%
2.69%
2.34%
3Q 2024
2Q 2025
3Q 2025
Cost of Total Deposits
Cost of Interest Bearing Deposits
Total Cost of Funds

NIM[1]



2.23%
3.51%
3.50%
3Q 2024
2Q 2025
3Q 2025
NIM(1)

NII AND NIM[1] WALK



$ in Thousands
$43,032
$636
$469
$(192)
$(356)
$(453)
$43,136
2Q 2025
Liability Volume/Mix
Accrual Days
Asset Rate & PAA
Asset Volume/Mix
Liability Rate
3Q 2025

NIM:	3.51%	0.05%	0.00%	(0.01%)	(0.01%)	(0.04%)	3.50%

QUARTERLY HIGHLIGHTS

- Net interest income for the third quarter of 2025 was $43.1 million, a $0.1 million, or 0.2%, increase from the second quarter of 2025.
  - The increase was primarily due to strong organic loan growth and increased income from higher average interest-earning cash balances resulting from deposit growth.
- Net interest margin (on a tax-equivalent basis) (non-GAAP) decreased one basis point to 3.50%, from 3.51% for the second quarter of 2025.
  - The decrease was mainly attributable to lower average loan balances following the sale of a pool of hospitality loans early in the third quarter of 2025.

1. Tax-equivalent net interest margin.
Yields and rates have been annualized.

EARNING ASSETS

SEPTEMBER 30, 2025 LOAN PORTFOLIO[1]



1.0%
17.1%
8.5%
9.1%
21.1%
10.6%
3.2%
29.4%

LOAN PORTFOLIO[1] CHANGES

$ in thousands

Chart Legend	Category	As of 9/30/2024	As of 6/30/2025	As of 9/30/2025	Change QoQ	Change YoY
■	Commercial and industrial	$ 606,245	$ 675,892	$ 702,135	3.9%	15.8%
■	CRE - Construction, land and development	173,629	352,749	349,768	-0.8%	101.4%
■	CRE - Multifamily	275,377	333,307	374,761	12.4%	36.1%
■	CRE - Non-owner occupied	686,071	887,643	865,785	-2.5%	26.2%
■	CRE - Owner occupied	296,366	440,170	435,320	-1.1%	46.9%
■	Agriculture	85,257	134,326	128,951	-4.0%	51.2%
■	Residential real estate	873,005	1,179,566	1,203,641	2.0%	37.9%
■	Other consumer	36,393	41,004	41,714	1.7%	14.6%
	Total	**$ 3,032,343**	**$ 4,044,657**	**$ 4,102,075**	**1.4%**	**35.3%**

INVESTMENT PORTFOLIO

$ in thousands



Municipals
Corporate Debt
Corporate ABS & CMO
Other (2)
Agency MBS
$750,761
$806,671
$791,776
16.3%
6.6%
41.6%
0.5%
35.0%
14.1%
6.2%
46.6%
0.4%
32.7%
14.3%
6.2%
46.5%
0.3%
32.7%
9/30/2024
6/30/2025
9/30/2025

	9/30/2024	6/30/2025	9/30/2025
Held-to-Maturity:	37.6%	32.7%	32.7%
Available-for-Sale:	62.1%	67.1%	67.1%
Trading Securities[2]:	0.3%	0.2%	0.2%
% of Earning Assets:	19.6%	16.2%	15.9%
AOCI:	($63,424)	($59,847)	($54,338)

QUARTERLY HIGHLIGHTS

- Total loans increased $57 million, or 1.4%, from June 30, 2025.
- Quarter over quarter increase was primarily driven by organic loan growth in multifamily commercial real estate, commercial and industrial, and residential real estate.
- Total non-owner occupied and multifamily CRE loans to total Bank risk-based capital[3] was 228% as of September 30, 2025.
- The investment portfolio decreased $15 million, or 1.8%, from June 30, 2025, largely due to paydowns and maturities in the corporate ABS & CMO and Agency MBS categories.

1. Additional loan portfolio breakdown available in appendix.
2. Other includes U.S. Treasury and Agencies, Agency Non-MBS, and trading securities which consist of mutual funds held for deferred compensation.
3. Alerus Financial, N.A. (Bank) total risk-based capital was $544 million as of September 30, 2025.

DEPOSIT CHARACTERISTICS

SEPTEMBER 30, 2025 DEPOSIT PORTFOLIO (BY CATEGORY)


4.6%
16.9%
Noninterest-bearing: 17.6%
28.5%
32.4%

DEPOSIT PORTFOLIO CHANGES

$ in thousands

Chart Legend	Category	As of 9/30/2024	As of 6/30/2025	As of 9/30/2025	Change QoQ	Change YoY
■	Noninterest-bearing	$ 657,547	$ 790,300	$ 776,791	-1.7%	18.1%
■	Interest-bearing demand	1,034,694	1,214,597	1,256,687	3.5%	21.5%
■	Money market and savings	956,727	1,335,399	1,431,592	7.2%	49.6%
■	Time deposits	488,447	798,469	745,056	-6.7%	52.5%
■	HSA deposits	186,135	198,703	202,527	1.9%	8.8%
	Total	**$3,323,550**	**$4,337,468**	**$4,412,653**	**1.7%**	**32.8%**
	Loan to deposits ratio	**91.2%**	**93.2%**	**93.0%**		

SEPTEMBER 30, 2025 DEPOSIT PORTFOLIO (BY CLIENT SEGMENT)


Public
3.9%
Synergistic(1)
21.3%
Consumer
36.4%
Commercial
38.4%

Synergistic deposits[1] grew **1.9%** from September 30, 2024

QUARTERLY HIGHLIGHTS

- Total deposits increased $75 million, or 1.7%, from June 30, 2025.
- The loan to deposits ratio was 93.0% as of September 30, 2025, a decrease of 0.2% from June 30, 2025.
- The increase in total deposits was due primarily to growth in commercial deposits from new and expanded client relationships, and was partially offset by seasonal outflows from public funds depositors.

1. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

BANKING SERVICES

DIVISIONAL(1) INCOME STATEMENT

$ in thousands

	3Q 2025	2Q 2025	3Q 2024
Net interest income	$ 43,136	$ 43,032	$ 22,542
Provision for credit losses	-	-	1,661
Noninterest income(2)	6,374	8,376	5,535
Total revenue	49,510	51,408	26,416
Noninterest expense(3)	28,697	27,448	20,269
Net income before taxes:	**$ 20,813**	**$ 23,960**	**$ 6,147**

NONINTEREST INCOME(2) BREAKDOWN

$ in thousands



$9,000
$7,000
$5,000
$3,000
$1,000
$(1,000)
$5,535
$476
$1,496
$502
$488
$2,573
$8,376
$2,031
$1,073
$941
$680
$3,651
$6,374
$1,354
$878
$703
$3,474
($35)
3Q 2024
2Q 2025
3Q 2025
Mortgage
Service Charges
Debit Card Interchange
Other
One-time Items(4)

MORTGAGE HIGHLIGHTS

$ in millions



Portfolio
Sale
$82
$3
$79
$135
$24
$111
$143
$27
$116
3Q 2024
2Q 2025
3Q 2025

	3Q 2024	2Q 2025	3Q 2025
Purchase:	94.6%	91.4%	86.8%
Refinance:	5.4%	8.6%	13.2%

QUARTERLY HIGHLIGHTS

- Banking services noninterest income decreased 23.9% from the second quarter of 2025.
- The decrease was primarily due to a $2.1 million gain on sale of a purchased credit deteriorated ("PCD") hospitality loan in the second quarter 2025.
- Mortgage revenue for the third quarter of 2025 decreased $0.2 million, or 4.8%, from the second quarter of 2025, primarily driven by a decreased fair market value of mortgage servicing rights.

1. Includes Corporate Administration income.
2. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Excludes HMNF acquisition-related expenses.
4. One-time items include the net gain on sale of premises and equipment of $476 thousand in 3Q 2024, the net loss on disposal of premises and equipment of ($84) thousand and $2.1 million gain on sale of non-mortgage loans in 2Q 2025, and ($35) thousand loss on sale of non-mortgage loans in 3Q 2025.

RETIREMENT AND BENEFIT SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	3Q 2025	2Q 2025	3Q 2024
Recurring annual income	$ 13,391	$ 12,772	$ 12,918
Transactional income	3,105	3,252	3,226
Total noninterest income	16,496	16,024	16,144
Noninterest expense	13,394	13,166	14,154
Net income before taxes:	**$ 3,102**	**$ 2,858**	**$ 1,990**

AUA / AUM AND PARTICIPANT ACCOUNTS

$ in millions



$36,733
$32,123
$36,682
$40,729
$44,005
447,564
453,757
473,692
500,164
484,194
2021
2022
2023
2024
3Q 2025
AUA/AUM
Participant Accounts

SYNERGISTIC DEPOSITS

$ in thousands



$525,778
$529,584
$598,160
$683,149
$687,418
$170,224
$167,796
$188,349
$211,988
$173,166
$153,224
$166,171
$176,729
$190,270
$202,527
$202,330
$195,617
$233,082
$280,891
$311,725
2021
2022
2023
2024
3Q 2025
Money Market
HSA
Other

QUARTERLY HIGHLIGHTS

- Retirement and Benefit Services revenue increased 2.9% compared to the second quarter of 2025. The increase was primarily driven by an increase in asset-based fees.
- AUA / AUM increased 3.7%, and the number of plans serviced increased 1.2%, from June 30, 2025.
- 60% of Retirement and Benefit Services revenue is tied to plans, participants, and activity. Additionally, 40% of revenue is market sensitive.
- 58.3% of Retirement and Benefit Services synergistic deposits are indexed.
- HSA synergistic deposits had an average cost of funds of 10 bps for the third quarter of 2025.

1. Excludes funds transfer pricing credit on synergistic deposits.

WEALTH ADVISORY SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	3Q 2025	2Q 2025	3Q 2024
Asset management	$ 5,698	$ 6,314	$ 5,972
Brokerage	372	417	365
Insurance and other	490	632	347
Total noninterest income	6,560	7,363	6,684
Noninterest expense	5,883	5,132	3,838
Net income before taxes:	**$ 677**	**$ 2,231**	**$ 2,846**

AUA / AUM



$ in millions
$4,040
$3,583
$4,019
$4,579
$4,812
2021
2022
2023
2024
3Q 2025

SYNERGISTIC DEPOSITS



$ in thousands
$143,183
$161,973
$253,384
$290,411
$250,370
2021
2022
2023
2024
3Q 2025

QUARTERLY HIGHLIGHTS

- Wealth Advisory Services revenue decreased 10.9% from the second quarter of 2025 primarily due to the timing of the wealth management platform conversion and a decrease in brokerage and insurance commissions.
- AUA / AUM increased 4.3% from June 30, 2025.
- Synergistic Wealth deposits decreased 1.6% in the third quarter 2025 compared to June 30, 2025.
- Wealth Advisory Services synergistic deposits are indexed.

1. Excludes funds transfer pricing credit on synergistic deposits.

NONINTEREST EXPENSE



$ in thousands
$42,447
$1,692
$4,761
$2,606
$4,879
$2,082
$26,427
$48,438
$6,697
$2,328
$5,868
$2,558
$30,999
($12)
$50,541
$61
$7,653
$2,719
$6,285
$2,849
$30,974
3Q 2024
2Q 2025
3Q 2025
Compensation and Benefits
Occupancy and Equipment
Business Services, Software and Technology
Professional Fees and Assessments
Other(1)
One-time items(2)

Noninterest Expense: +4.3% Linked quarter +19.1% Year-over-year

QUARTERLY HIGHLIGHTS

- Noninterest expense increased $2.1 million, or 4.3%, compared to the second quarter of 2025.
- The quarter-over-quarter increase was primarily driven by an increase in compensation expense from higher incentives paid, an increase in other expenses from an insurance reimbursement payment received in the second quarter, and business services, software, and technology expense from platform upgrades.
- The quarter-over-quarter increase was partially offset by a decrease in employee taxes and benefits expenses, primarily due to seasonal reductions in benefit related expenses.

YEAR-OVER-YEAR HIGHLIGHTS

- Noninterest expense increased $8.1 million, or 19.1%, compared to the third quarter of 2024.
- Expense increases were primarily driven by increased compensation expense, business services, software and technology expense, intangible amortization expense, occupancy and equipment expense, and employee taxes and benefits expense. These higher expenses were primarily due to increases in headcount, footprint and size of the Company resulting from the HMNF acquisition that closed in the fourth quarter 2024.

1. Consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.
2. Consists of HMNF acquisition-related expenses and severance and signing bonus expenses. See "Total adjusted noninterest expense items" in the "Non-GAAP Disclosure Reconciliation."

ASSET QUALITY AND RESERVE LEVELS

NPA / ASSETS %



0.09%
0.10%
0.22%
1.20%
1.13%
2021
2022
2023
2024
3Q 2025

NCO/ Avg Loans	(0.04)%	0.02%	(0.04)%	0.13%	(0.17)%

RESERVES OVER NPL %

$ in thousands



1,437%
821%
410%
95%
104%
2021
2022
2023
2024
3Q 2025

	2021	2022	2023	2024	3Q 2025
Nonaccrual loans	$2,076	$3,794	$8,596	$54,433	$59,644
Accruing loans 90+ days past due	121	-	139	8,453	-
Total NPLs	$2,197	$3,794	$8,735	$62,886	$59,644

RESERVES / LOANS %



1.80%
1.27%
1.30%
1.50%
1.51%
2021
2022
2023
2024
3Q 2025

HIGHLIGHTS

- For the third quarter of 2025, the Company had net recoveries of $1.7 million which resulted in net charge-offs/(recoveries) to average loans of (17) bps in the quarter.
- The quarter-over-quarter decrease was primarily driven by a $1.9 million recovery in the third quarter of 2025 related to a loan that had previously been charged-off, compared to a $3.4 million charge-off related to the sale of one PCD non-owner occupied commercial real estate hospitality loan and the transfer of a pool of PCD non-owner occupied commercial real estate hospitality loans to non-mortgage loans held for sale in the second quarter of 2025.
- Reserves to total loans ratio was 1.51% on September 30, 2025, an increase of 1 bp from December 31, 2024.
- Total nonperforming assets were $60.1 million as of September 30, 2025, a decrease of $2.8 million from December 31, 2024.
- The company recorded no provision for credit losses for the third quarter of 2025.

CAPITAL AND SOURCES OF LIQUIDITY

COMMON EQUITY TIER 1



14.7%
13.4%
11.8%
9.9%
10.8%
2021
2022
2023
2024
3Q 2025

TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS



15.1%
13.7%
12.1%
10.1%
11.0%
9.8%
11.3%
10.6%
8.7%
9.5%
6%
4%
Tier 1 Capital
Leverage
2021
2022
2023
2024
3Q 2025
Tier 1 Leverage
Tier 1 Capital
Regulatory Capital Minimum to be considered adequately capitalized.

TOTAL RISK BASED CAPITAL



18.6%
16.5%
14.8%
12.5%
13.4%
8%
2021
2022
2023
2024
3Q 2025
Regulatory Capital Minimum to be considered adequately capitalized.

LIQUIDITY

$ in thousands

Total assets	$ 5,330,573
Cash and cash equivalents	92,043
Unencumbered securities AFS	327,393
Overcollateralized securities pledging positions - AFS	29,529
Total On Balance Sheet Liquidity[1]	**448,965**
FHLB borrowing capacity	1,118,563
FRB Discount Window Capacity	48,016
Fed funds lines	127,000
Brokered CD capacity[2]	890,231
Total Off Balance Sheet Liquidity	**2,183,810**
Total Liquidity as of September 30, 2025	**$ 2,632,775**
Total Liquidity (Ex-brokered CD Capacity)	***$ 1,742,544***

1. Excludes unencumbered HTM securities with a market value of $118.1 million.
2. The Company had $175.9 million of brokered deposits as of September 30, 2025.

OUTLOOK

	FY 2025 Guidance		FY 2026 Preliminary Guidance
Loans *End of period*	$4.1-4.2b	»	Up mid-single digits
Deposits *End of period*	$4.3-4.4b	»	Up low- single digits
NIM	3.35-3.40%	»	3.35-3.45%
Adjusted Noninterest Income[1]	~ $115m	»	Up mid-single digits
Adjusted PPNR[1]	~ $85-86m	»	Up low to mid-single digits
Adjusted ROA[1]	>1.15%	»	>1.10%

| 1. Represents a non-GAAP Financial measure.

KEY TAKEAWAYS

A solid quarter on our continued path to top tier performance

EARNINGS

Our diversified business model continues to drive earnings

- Stable net interest income compared to the second quarter of 2025
- Noninterest income of $29.4 million representing 40.6% of revenue
- Adjusted EPS[1] of $0.66 and adjusted ROAA[1] of 1.28%

BALANCE SHEET

Organic growth helped bolster our balance sheet

- $4.1 billion in loans, a 1.4% increase from June 30, 2025
- $4.4 billion in deposits, a 1.7% increase from June 30, 2025
- 93.0% loan to deposit ratio, a 0.2% decrease from last quarter

ASSET & CAPITAL STRENGTH

Robust capital, reserve levels, and diversification keep us well positioned

- Total reserves to loans of 1.51%
- CET1 of 10.8%; well above bank regulatory requirements
- 17 bps of net recoveries to average loans in the quarter

VALUE CREATION

We remain focused on the long-term success of the Company

- Tangible book value per share[1] of $16.90, an increase of $0.79 from the prior quarter
- Returned $5.3 million to stockholders through dividends
- Continued momentum in returning the Company to top tier performance

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

APPENDIX


ALERUS

Office in
Excelsior, Minnesota

DIVISIONAL INCOME STATEMENT

($ dollars in thousands)	Quarter ended September 30, 2025				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 43,788	$ -	$ -	$ (652)	$ 43,136
Provision for loan losses	-	-	-	-	-
Noninterest income[1]	6,216	16,496	6,560	158	29,430
Noninterest expense	28,697	13,394	5,883	2,567	50,541
Net income before taxes	**$ 21,307**	**$ 3,102**	**$ 677**	**$ (3,061)**	**$ 22,025**

	Quarter ended June 30, 2025				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 43,684	$ -	$ -	$ (652)	$ 43,032
Provision for loan losses	-	-	-	-	-
Noninterest income[1]	8,354	16,024	7,363	22	31,763
Noninterest expense	27,448	13,166	5,132	2,692	48,438
Net income before taxes	**$ 24,590**	**$ 2,858**	**$ 2,231**	**$ (3,322)**	**$ 26,357**

	Quarter ended September 30, 2024				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 23,220	$ -	$ -	$ (678)	$ 22,542
Provision for loan losses	1,661	-	-	-	1,661
Noninterest income[1]	4,940	16,144	6,684	595	28,363
Noninterest expense	20,269	14,154	3,838	4,186	42,447
Net income before taxes	**$ 6,230**	**$ 1,990**	**$ 2,846**	**$ (4,269)**	**$ 6,797**

1. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

LOAN PORTFOLIO BREAKDOWN

	September 30, 2025		June 30, 2025		December 31, 2024	
($ in thousands)	Balance	Percent of Portfolio	Balance	Percent of Portfolio	Balance	Percent of Portfolio
Commercial and industrial:						
General business	$ 269,555	6.6%	$ 287,886	7.1%	$ 340,702	8.5%
Services	217,220	5.3%	191,709	4.7%	177,813	4.5%
Retail trade	110,058	2.7%	105,220	2.6%	88,105	2.2%
Manufacturing	105,302	2.6%	91,077	2.3%	60,107	1.5%
Total commercial and industrial	**702,135**	**17.2%**	**675,892**	**16.7%**	**666,727**	**16.7%**
Commercial real estate:						
Construction, land and development	349,768	8.5%	352,749	8.7%	294,677	7.4%
Multifamily	374,761	9.1%	333,307	8.2%	363,123	9.1%
Non-owner occupied						
Office	137,008	3.3%	157,557	3.9%	168,170	4.2%
Industrial	166,018	4.0%	173,980	4.3%	169,391	4.2%
Retail	137,695	3.4%	145,421	3.6%	154,325	3.9%
Hotel	103,619	2.5%	103,828	2.6%	170,982	4.3%
Medical Office	197,015	4.8%	183,237	4.5%	139,939	3.5%
Medical or nursing facility	79,879	1.9%	80,572	2.0%	110,164	2.8%
Other commercial real estate	44,551	1.2%	43,048	1.1%	54,054	1.3%
Total non-owner occupied	865,785	21.1%	887,643	22.0%	967,025	24.2%
Owner Occupied	435,320	10.6%	440,170	10.9%	371,418	9.3%
Total commercial real estate	**2,025,634**	**49.3%**	**2,013,869**	**49.8%**	**1,996,243**	**50.0%**
Agricultural:						
Land	65,900	1.6%	66,395	1.6%	61,299	1.5%
Production	63,051	1.5%	67,931	1.7%	63,008	1.6%
Total agricultural	**128,951**	**3.1%**	**134,326**	**3.3%**	**124,307**	**3.1%**
Consumer						
Residential real estate first lien	894,402	21.8%	901,738	22.3%	921,019	23.1%
Residential real estate construction	34,124	0.8%	35,754	0.9%	33,547	0.8%
Residential real estate HELOC	234,681	5.7%	200,624	5.0%	162,509	4.1%
Residential real estate junior lien	40,434	1.0%	41,450	1.0%	44,060	1.1%
Other Consumer	41,714	1.1%	41,004	1.0%	44,122	1.1%
Total consumer	**1,245,355**	**30.4%**	**1,220,570**	**30.2%**	**1,205,257**	**30.2%**
Total loans	**$ 4,102,075**	**100.0%**	**$ 4,044,657**	**100.0%**	**$ 3,992,534**	**100.0%**

LINE OF CREDIT UTILIZATION



C&I
600,000
500,000
400,000
300,000
200,000
100,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2021
2022
2023
2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
Funded
Unfunded
Funded %



Home Equity Lines of Credit
600,000
500,000
400,000
300,000
200,000
100,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2021
2022
2023
2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
Funded
Unfunded
Funded %

Commercial and industrial loans includes revolving C&I loans and other loans. It excludes non-revolving C&I loans, and ag production.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Changes in the ACL for Loans by Portfolio Segment

	Three months ended September 30, 2025				
($ in thousands)	Beginning Balance	Provision for Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
Commercial:					
Commercial and industrial	$ 8,326	$ 3,270	$ (606)	$ 2,415	$ 13,405
Commercial real estate					
Construction, land and development	18,529	(1,272)	—	—	17,257
Multifamily	4,876	(539)	—	—	4,337
Non-owner occupied	12,919	(2,796)	—	—	10,123
Owner occupied	3,818	(537)	—	10	3,291
Total commercial real estate	40,142	(5,144)	—	10	35,008
Agricultural					
Land	615	384	—	—	999
Production	623	65	—	—	688
Total Agriculture	1,238	449	—	—	1,687
Total commercial	**49,706**	**(1,425)**	**(606)**	**2,425**	**50,100**
Consumer:					
Residential real estate					
First lien	7,059	2,235	—	—	9,294
Construction	416	(144)	—	—	272
HELOC	1,358	395	(100)	26	1,679
Junior lien	376	63	—	—	439
Total residential real estate	9,209	2,549	(100)	26	11,684
Other consumer	363	12	(34)	2	343
Total Consumer	9,572	2,561	(134)	28	12,027
Total	**$ 59,278**	**$ 1,136**	**$ (740)**	**$ 2,453**	**$ 62,127**

1. The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of ($1,134) thousand related to off-balance sheet credit exposure and ($2) thousand related to held-to-maturity investment securities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Allocation by Loan Portfolio Segment

($ in thousands)	September 30, 2025 Allocated Allowance	September 30, 2025 Percentage of segment allowance to segment loans	December 31, 2024 Allocated Allowance	December 31, 2024 Percentage of segment allowance to segment loans
Commercial and industrial	$ 13,405	1.91%	$ 8,170	1.23%
CRE - Construction, land and development	17,257	4.93%	16,277	5.52%
CRE - Multifamily	4,337	1.16%	4,716	1.30%
CRE - Non-owner occupied	10,123	1.17%	16,513	1.71%
CRE - Owner occupied	3,291	0.76%	3,226	0.87%
Agricultural - Land	999	1.52%	597	0.97%
Agricultural - Production	688	1.09%	631	1.00%
Residential real estate first lien	9,294	1.04%	6,921	0.75%
Residential real estate construction	272	0.80%	357	1.06%
Residential real estate HELOC	1,679	0.72%	1,339	0.82%
Residential real estate junior lien	439	1.09%	742	1.68%
Other Consumer	343	0.82%	440	1.00%
Total loans	**$ 62,127**	**1.51%**	**$ 59,929**	**1.50%**

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Quarterly 3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	Nine months ended September 30, 2025	September 30, 2024
Total Assets	$ 5,330,573	$ 5,323,822	$ 5,339,620	$ 5,261,673	$ 4,084,640	$ 5,330,573	$ 4,084,640
Total Loans	4,102,075	4,044,657	4,085,483	3,992,534	3,032,343	4,102,075	3,032,343
Total Deposits	4,412,653	4,337,468	4,485,291	4,378,410	3,323,550	4,412,653	3,323,550
Tangible Common Equity[1]	429,301	409,059	387,426	365,894	326,517	429,301	326,517
Net Income	$ 16,924	$ 20,253	$ 13,315	$ (66)	$ 5,207	$ 50,491	$ 17,846
ROAA (%)	1.27	1.53	1.02	—	0.48	1.28	0.56
ROATCE(%)[1]	18.48	22.65	16.50	2.38	7.83	19.25	8.98
Net Interest Margin (FTE) (%)	3.50	3.51	3.41	3.20	2.23	3.47	2.31
Efficiency Ratio (FTE) (%)[1]	65.34	60.66	68.76	79.47	80.29	64.81	77.17
Non-Int. Income/Op. Rev. (%)	40.56	42.47	40.17	46.94	55.72	41.09	54.10
Earnings per common share - diluted	$ 0.65	$ 0.78	$ 0.52	$ -	$ 0.26	$ 1.95	$ 0.89
Total Equity/Total Assets (%)	10.33	10.01	9.63	9.42	9.46	10.33	9.46
Tang. Cmn. Equity/Tang. Assets (%)[1]	8.24	7.87	7.43	7.13	8.11	8.24	8.11
Loans/Deposits (%)	92.96	93.25	91.09	91.19	91.24	92.96	91.24
NPLs/Loans (%)	1.45	1.27	1.24	1.58	1.58	1.45	1.58
NPAs/Assets (%)	1.13	0.98	0.96	1.20	1.18	1.13	1.18
Allowance/NPLs (%)	104.16	115.15	122.59	95.30	81.50	104.16	81.50
Allowance/Loans (%)	1.51	1.47	1.52	1.50	1.29	1.51	1.29
NCOs/Average Loans (%)	(0.17)	0.37	0.04	0.13	0.04	0.08	0.14

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Annual 2024	2023	2022	2021	2020	20 - '24 CAGR
Total Assets	$ 5,261,673	$ 3,907,713	$ 3,779,637	$ 3,392,691	$ 3,013,771	14.9%
Total Loans	3,992,534	2,759,583	2,443,994	1,758,020	1,979,375	19.2%
Total Deposits	4,378,410	3,095,611	2,915,484	2,920,551	2,571,993	14.2%
Tangible Common Equity[1]	365,894	305,186	287,330	307,663	274,043	7.5%
Net Income	$ 17,780	$ 11,696	$ 40,005	$ 52,681	$ 44,675	
ROAA (%)	0.39	0.31	1.14	1.66	1.61	
ROATCE(%)[1]	7.12	5.37	15.09	18.89	17.74	
Net Interest Margin (FTE) (%)	2.56	2.46	3.04	2.90	3.22	
Efficiency Ratio (FTE) (%)[1]	77.92	85.85	72.86	70.02	68.40	
Non-Int. Income/Op. Rev. (%)	51.78	47.74	52.72	62.86	64.05	
Earnings per common share - diluted	0.83	0.58	2.10	2.97	2.52	
Total Equity/Total Assets (%)	9.42	9.45	9.44	10.59	10.96	
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.13	7.94	7.74	9.21	9.27	
Loans/Deposits (%)	91.19	89.15	83.83	60.19	76.96	
NPLs/Loans (%)	1.58	0.32	0.16	0.12	0.26	
NPAs/Assets (%)	1.20	0.22	0.10	0.09	0.17	
Allowance/NPLs (%)	95.30	410.34	820.93	1,437.05	674.13	
Allowance/Loans (%)	1.50	1.30	1.27	1.80	1.73	
NCOs/Average Loans (%)	0.13	(0.04)	0.02	(0.04)	0.03	

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly					Nine months ended	
	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	September 30, 2025	September 30, 2024
Tangible common equity to tangible assets							
Total common stockholders' equity	$ 550,688	$ 533,155	$ 514,232	$ 495,410	$ 386,486	$ 550,688	$ 386,486
Less: Goodwill	85,634	85,634	85,634	85,634	46,783	85,634	46,783
Less: Other intangible assets	35,753	38,462	41,172	43,882	13,186	35,753	13,186
Tangible common equity (a)	429,301	409,059	387,426	365,894	326,517	429,301	326,517
Total assets	5,330,573	5,323,822	5,339,620	5,261,673	4,084,640	5,330,573	4,084,640
Less: Goodwill	85,634	85,634	85,634	85,634	46,783	85,634	46,783
Less: Other intangible assets	35,753	38,462	41,172	43,882	13,186	35,753	13,186
Tangible assets (b)	5,209,186	5,199,726	5,212,814	5,132,157	4,024,671	5,209,186	4,024,671
Tangible common equity to tangible assets (a)/(b)	8.24%	7.87%	7.43%	7.13%	8.11%	8.24%	8.11%
Tangible common equity per common share							
Tangible common equity (c)	429,301	409,059	387,426	365,894	326,517	429,301	326,517
Common shares outstanding (d)	25,397	25,389	25,366	25,345	19,790	25,397	19,790
Tangible common equity per common share (c)/(d)	$ 16.90	$ 16.11	$ 15.27	$ 14.44	$ 16.50	$ 16.90	$ 16.50
Return on average tangible common equity							
Net income	$ 16,924	$ 20,253	$ 13,315	$ (66)	$ 5,207	$ 50,491	$ 17,846
Add: Intangible amortization expense (net of tax)	2,141	2,141	2,141	2,215	1,046	6,421	3,138
Net income, excluding intangible amortization (e)	19,065	22,394	15,456	2,149	6,253	56,912	20,984
Average total equity	524,459	513,606	499,224	478,092	375,229	512,533	370,758
Less: Average goodwill	85,634	85,634	85,634	84,393	46,783	85,634	46,783
Less: Average other intangible assets (net of tax)	29,540	31,436	33,718	34,107	10,933	31,549	11,969
Average tangible common equity (f)	409,285	396,536	379,872	359,592	317,513	395,350	312,006
Return on average tangible common equity (e)/(f)	18.48%	22.65%	16.50%	2.38%	7.83%	19.25%	8.98%
Efficiency ratio							
Noninterest expense	$ 50,541	$ 48,438	$ 50,365	$ 60,457	$ 42,447	$ 149,344	$ 120,218
Less: Intangible amortization expense	2,710	2,710	2,710	2,804	1,324	8,129	3,972
Adjusted noninterest expense for efficiency ratio (g)	47,831	45,728	47,655	57,653	41,123	141,215	116,246
Net interest income	43,136	43,032	41,157	38,284	22,542	127,325	68,761
Noninterest income	29,430	31,763	27,632	33,874	28,363	88,824	81,057
Tax-equivalent adjustment	638	592	520	385	314	1,748	816
Total tax-equivalent revenue (h)	73,204	75,387	69,309	72,543	51,219	217,897	150,634
Efficiency ratio (g)/(h)	65.34%	60.66%	68.76%	79.47%	80.29%	64.81%	77.17%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual				
	2024	2023	2022	2021	2020
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 495,410	$ 369,127	$ 356,872	$ 359,403	$ 330,163
Less: Goodwill	85,634	46,783	47,087	31,490	30,201
Less: Other intangible assets	43,882	17,158	22,455	20,250	25,919
Tangible common equity (a)	365,894	305,186	287,330	307,663	274,043
Total assets	5,261,673	3,907,713	3,779,637	3,392,691	3,013,771
Less: Goodwill	85,634	46,783	47,087	31,490	30,201
Less: Other intangible assets	43,882	17,158	22,455	20,250	25,919
Tangible assets (b)	5,132,157	3,843,772	3,710,095	3,340,951	2,957,651
Tangible common equity to tangible assets (a)/(b)	7.13%	7.94%	7.74%	9.21%	9.27%
Tangible common equity per common share					
Total stockholders' equity	$ 495,410	$ 369,127	$ 356,872	$ 359,403	$ 330,163
Less: Goodwill	85,634	46,783	47,087	31,490	30,201
Less: Other intangible assets	43,882	17,158	22,455	20,250	25,919
Tangible common equity (c)	365,894	305,186	287,330	307,663	274,043
Common shares outstanding (d)	25,345	19,734	19,992	17,213	17,125
Tangible common equity per common share (c)/(d)	$ 14.44	$ 15.46	$ 14.37	$ 17.87	$ 16.00
Return on average tangible common equity					
Net income	$ 17,780	$ 11,696	$ 40,005	$ 52,681	$ 44,675
Add: Intangible amortization expense (net of tax)	5,353	4,184	3,756	3,460	3,129
Net income, excluding intangible amortization (e)	23,133	15,880	43,761	56,141	47,804
Average total equity	397,738	358,268	346,355	346,059	310,208
Less: Average goodwill	56,237	46,959	39,415	30,385	27,439
Less: Average other intangible assets (net of tax)	17,534	15,624	17,018	18,548	13,309
Average tangible common equity (f)	323,967	295,685	289,922	297,126	269,460
Return on average tangible common equity (e)/(f)	7.12%	5.37%	15.09%	18.89%	17.74%
Efficiency Ratio					
Noninterest expense	$ 180,675	$ 150,157	$ 158,770	$ 168,909	$ 163,799
Less: Intangible amortization expense	6,776	5,296	4,754	4,380	3,961
Adjusted noninterest expense (g)	173,899	144,861	154,016	164,529	159,838
Net interest income	107,045	87,839	99,729	87,099	83,846
Noninterest income	114,930	80,229	111,223	147,387	149,371
Tax-equivalent adjustment	1,202	671	429	492	455
Total tax-equivalent revenue(h)	223,177	168,739	211,381	234,978	233,672
Efficiency ratio (g)/(h)	77.92%	85.85%	72.86%	70.02%	68.40%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Annual						
	2024	2023	2022	2021	2020	2019	Average
Adjusted net income excluding net gains (losses) on investment securities							
Net Income	$ 17,780	$ 11,696	$ 40,005	$ 52,681	$ 44,675	$ 29,540	
Less: Net gains (losses) on investment securities	-	(19,468)	-	-	-	-	
Adjusted net income excluding net gains (losses) on investment securities[1] (a)	17,780	31,164	40,005	52,681	44,675	29,540	
Adjusted return on average equity							
Average total equity (b)	397,738	358,268	346,355	346,059	310,208	231,084	
Adjusted return on average equity (a)/(b)	4.47%	8.70%	11.55%	15.22%	14.40%	12.78%	11.19%
Adjusted return on average assets							
Average total assets (c)	4,503,483	3,817,017	3,500,655	3,178,820	2,775,140	2,211,993	
Adjusted return on average assets (a)/(c)	0.39%	0.82%	1.14%	1.66%	1.61%	1.34%	1.16%

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly			Nine months ended	
	3Q 2025	2Q 2025	3Q 2024	September 30, 2025	September 30, 2024
Pre-provision net revenue					
Add: Net interest income	$ 43,136	$ 43,032	$ 22,542	$ 127,325	$ 68,761
Add: Noninterest income	29,430	31,763	28,363	88,824	81,057
Less: Noninterest expense	50,541	48,438	42,447	149,344	120,218
Pre-provision net revenue	22,025	26,357	8,458	66,805	29,600
Adjusted noninterest income					
Noninterest income	$ 29,430	$ 31,763	$ 28,363	$ 88,824	$ 81,057
Less: Adjusted noninterest income items					
Net gains (losses) on sale of loans	(35)	2,115	—	2,080	—
Net gains (losses) on disposal of premises and equipment	—	(84)	476	(84)	481
Total adjusted noninterest income items (a)	(35)	2,031	476	1,996	481
Adjusted noninterest income (b)	29,465	29,732	27,887	86,828	80,576
Adjusted noninterest expense					
Noninterest expense	$ 50,541	$ 48,438	$ 42,447	$ 149,344	$ 120,218
Less: Adjusted noninterest expense items					
HMNF acquisition-related expenses	(43)	11	1,661	255	2,251
Severance and signing bonus expense[1]	104	(23)	31	1,108	626
Total adjusted noninterest expense items (c)	61	(12)	1,692	1,363	2,877
Adjusted noninterest expense (d)	50,480	48,450	40,755	147,981	117,341
Adjusted pre-provision net revenue					
Add: Net interest income	$ 43,136	$ 43,032	$ 22,542	$ 127,325	$ 68,761
Add: Adjusted noninterest income (b)	29,465	29,732	27,887	86,828	80,576
Less: Adjusted noninterest expense (d)	50,480	48,450	40,755	147,981	117,341
Adjusted pre-provision net revenue	22,121	24,314	9,674	66,172	31,996
Adjusted Efficiency ratio					
Adjusted noninterest expense (d)	$ 50,480	$ 48,450	$ 40,755	$ 147,981	$ 117,341
Less: Intangible amortization expense	2,710	2,710	1,324	8,129	3,972
Adjusted noninterest expense for efficiency ratio (e)	47,770	45,740	39,431	139,852	113,369
Total tax-equivalent revenue					
Add: Net interest income	43,136	43,032	22,542	127,325	68,761
Add: Adjusted noninterest income (b)	29,465	29,732	27,887	86,828	80,576
Add: Tax-equivalent adjustment	638	592	314	1,748	816
Total tax-equivalent revenue (f)	73,239	73,356	50,743	215,901	150,153
Adjusted efficiency ratio (e)/(f)	65.22%	62.35%	77.71%	64.78%	75.50%

1. Includes HMNF acquisition-related personnel expenses.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted) Lettered items are continued from the prior slide	Quarterly 3Q 2025	2Q 2025	3Q 2024	Nine months ended September 30, 2025	September 30, 2024
Adjusted net income					
Net Income	$ 16,924	$ 20,253	$ 5,207	$ 50,491	$ 17,846
Less: Adjusted noninterest income items (net of tax)[1] (a)	(28)	1,604	376	1,577	380
Add: Adjusted noninterest expense items (net of tax)[1] (c)	48	(9)	1,337	1,077	2,273
Adjusted net income (g)	17,000	18,640	6,168	49,991	19,739
Adjusted earnings per share					
Adjusted net income (g)	$ 17,000	$ 18,640	$ 6,168	$ 49,991	$ 19,739
Less: Dividends and undistributed earnings allocated to participating securities	148	205	24	444	102
Adjusted net income available to common (h)	16,852	18,435	6,144	49,547	19,637
Diluted average common shares outstanding (i)	25,713	25,714	20,075	25,693	20,037
Adjusted earnings per share (h) / (i)	0.66	0.72	0.31	1.93	0.98
Adjusted return on average assets					
Average total assets (j)	5,273,306	5,302,728	4,298,080	5,282,798	4,245,181
Adjusted return on average assets (g)/(j)	1.28%	1.41%	0.57%	1.27%	0.62%
Adjusted return on average tangible common equity					
Adjusted net income (g)	$ 17,000	$ 18,640	$ 6,168	$ 49,991	$ 19,739
Add: Intangible amortization expense (net of tax)[1]	2,141	2,141	1,046	6,421	3,138
Adjusted net income, excluding intangible amortization (k)	19,141	20,781	7,214	56,412	22,877
Average total equity	524,459	513,606	375,229	512,533	370,758
Less: Average goodwill	85,634	85,634	46,783	85,634	46,783
Less: Average other intangible assets (net of tax)[1]	29,540	31,436	10,933	31,549	11,969
Average tangible common equity (l)	409,285	396,536	317,513	395,350	312,006
Adjusted return on average tangible common equity (k)/(l)	18.55%	21.02%	9.04%	19.08%	9.79%
Adjusted net charge-off ratio					
Net charge-offs	(1,715)	3,767	316	2,459	2,896
Less: Charge-off of PCD reserves	—	3,053	—	3,053	—
Adjusted net charge-offs (m)	(1,715)	714	316	(594)	2,896
Average total loans (n)	4,036,936	4,079,084	2,968,947	4,046,347	2,858,634
Adjusted net charge-off ratio (m)/(n)	-0.17%	0.07%	0.04%	-0.02%	0.14%

1. Adjusted items are shown after-tax using a 21% tax rate.